abrdn Funds

(the “Trust”)

abrdn U.S. Sustainable Leaders Fund

(the “Fund”)

Supplement dated April 19, 2024 to the Fund’s Summary Prospectus,

dated February 29, 2024, as supplemented to date (the “Summary Prospectus”)

In anticipation of the departure of Dominic Byrne, portfolio manager of the Fund, from abrdn at the end of April 2024, all references to Dominic Byrne in the Summary Prospectus are deleted effective immediately.

Accordingly, effective immediately, the following replaces the Portfolio Managers table for the Fund in the section entitled, “Portfolio Managers” on page 9 of the Summary Prospectus:

Name	Title	Served on the Fund Since
Chris Haimendorf, CFA®	Senior Investment Director	2020
Joanna McIntyre, CFA®	Investment Director	2023
Jamie Mills O’Brien, CFA®	Investment Director	2023

Please retain this Supplement for future reference